September 23, 2008
Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY UTILITIES FUND
CLASS Q
Dated April 30, 2008

The first paragraph of the section of the Prospectus titled “Shareholder Information — How To Exchange Class Q Shares — Permissible Fund Exchanges” is hereby deleted and replaced with the following:

Permissible Fund Exchanges.  You may exchange Class Q shares of the Fund for the Class B shares of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, you may exchange Class Q shares of the Fund for the Class A shares of any other continuously offered Multi-Class Fund without the payment of sales charges (including contingent deferred sales charges) or the imposition of an exchange fee. However, once you exchange out of Class Q shares of the Fund, you will not be able to re-exchange back into Class Q shares of the Fund. See the inside back cover of this Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund’s current prospectus for its designation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLSPTQ2 9/08